CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)


          In connection with the accompanying Quarterly Report of Boots & Coots International Well Control, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2002 (the "Report"), I, Kendal Glades, Vice President of Finance of the Company, hereby certify that to my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated:  August 19, 2002                   /s/  Kendal Glades
                                          --------------------------------------
                                          Kendal  Glades
                                          Vice  President  -  Finance

     The above certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxely Act of 2002 (18 U.S.C. 1350).


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